NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER                                                            SHARES

                                                           CUSIP NO. 981544 10 9
                                World Wide Stone
                                ----------------

                      AUTHORIZED STOCK: 100,000,000 SHARES
                           PAR VALUE $.001 PER SHARE



THIS CERTIFIES THAT


IS THE RECORD HOLDER OF



                          WORLD WIDE STONE CORPORATION
transferable on the books of the Corporation in person or by duly authorized upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


WORLD WIDE STONE CORPORATION
          CORPORATE
            SEAL                   /s/ Lee M. Cunningham    /s/ Frank Cunningham
           NEVADA                  ---------------------    --------------------
                                        Secretary                President


                                           Countersigned & Registered:
                                           PROGRESSIVE TRANSFER COMPANY
                                           3230 Flamingo Rd., Suite 156
                                           Las Vegas, Nevada 89121

                                           By /s/
                                           -----------------------------------
                                           Transfer Agent - Authorized signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -......Custodian.......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN - as joint tenants with right or            under Uniform Gifts to Minors
         survivorship and not as tenants           Act..........................
         in common                                             (State)

Additional abbreviations may also be used though not in the above list.

         For Value Received,______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated______________________


           _____________________________________________________________________
           NOTICE: THE  SIGNATURE TO  THIS ASSIGNMENT  MUST CORRESPOND WITH  THE
                   NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER